                            VICOR TECHNOLOGIES, INC.

                             2002 STOCK OPTION PLAN

I.    Purpose.

     The purpose of the Vicor Technologies, Inc. 2002 Stock Option Plan (the
"Plan") is to provide, through options to purchase shares of common stock, par value of $.0001, of Vicor Technologies, Inc. (the "Company"), long term incentives and rewards to directors, officers, consultants and other key employees or persons responsible for the success and growth of the Company, to attract and retain such persons and to associate the interests of such persons with the interests of the Company.

II.   Effective Date.

     The Plan was approved by the Board on August 28, 2002 (the "Effective
Date") and approved by the stockholders of the Company at a meeting to be held on September 11, 2002.

III.  Definitions.

     The following terms, as used herein, shall have the following meanings:

A.   "Board" shall mean the Board of Directors of the Company.

B.   "Closing Price", as of a particular date, shall mean (i) if the shares of
     Stock are then listed or admitted to trading on a national securities exchange, the last reported sales price of a share of Stock sold in the regular way on the principal national securities exchange, on which such
     Stock is listed or admitted to trade, or if no sales occurred on such date, the last sales price on the last preceding day on which such shares of
     Stock were sold on such exchange, (ii) if the shares of Stock are not then listed or admitted to trading on any national securities exchange, the last reported sale price for a share of Stock as reported on the National
     Association of Securities Dealers Automated Quotation System ("NASDAQ") on
     the last preceding day on which such shares of Stock were reported sold, or
     (iii) if neither of the preceding two valuation methods is available, the value of a share of Stock as determined by the Board in its sole discretion.

C.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

D.   "Committee" shall mean such committee, if any, as the Board, in its discretion, designates to administer the Plan.

E.   "Company" shall mean Vicor Technologies, Inc., a Delaware corporation and its subsidiaries now held or hereafter acquired.

F.   "Fair Market Value", as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange or reported on NASDAQ, the Closing Price, (ii) if the shares of
     Stock are not then listed or admitted to trading on a national securities exchange or reported on NASDAQ, as determined by the Board in its sole discretion.

G.   "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Board or the Committee as an Incentive Stock Option.

H.   "Nonqualified Stock Option" shall mean an Option other than an Incentive
     Stock Option.

I.   "Option" shall mean the right, granted pursuant to this Plan, of a holder thereof to purchase shares of Stock under the Plan at a price and upon the terms to be specified by the Board or the Committee.

J.   "Option Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an
     Option.

K.   "Participant" shall mean an officer, director, employee or independent contractor of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

L.   "Plan" shall mean the Vicor Technologies, Inc. 2002 Stock Option Plan.

M.   "Stock" shall mean shares of common stock, par value of $.0001, of the
     Company.

N.   "Ten Percent Stockholder" shall mean a Participant who, at the time an
     Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

IV.   Administration.

A.   The Plan shall be administered by the Board. The Board shall have the full authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine and modify the terms of any Options granted under the Plan, including, without limitation, the exercise price; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any
     Option; to determine how and in what manner a Participant pays the exercise price of an Option; to prescribe, amend

     and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; to correct any defect, supply any deficiency and reconcile any inconsistency in the Plan or any Option granted hereunder; to amend the Plan to reflect changes in applicable law;
     and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may designate one or more persons to implement its rules, regulations and determinations and to execute and deliver documents and instruments and otherwise act on its behalf in accordance with guidelines established by the Board from time to time.

B.   All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including the Company, the Participant
     (or any person claiming any rights under the Plan from or through any
     Participant) and any stockholder. The expenses of administering the Plan shall be paid by the Company.

C.   No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

D.   All references in the Plan to the "Board" shall, if the context so requires, also be deemed to refer to any Committee designated by the Board to administer the Plan. Any Committee from time to time, and whenever requested, shall report to the Board on its administration of the Plan and the actions it has taken.

V.    Eligibility.

     Options may be granted to officers, directors, employees and consultants of the Company and other persons responsible for the success of the Company in the sole discretion of the Board and as otherwise set forth herein. In determining the persons to whom Options shall be granted and the type of Option, the Board shall take into account such factors as it shall deem reasonable and appropriate in connection with accomplishing the purposes of the Plan.

VI.   Stock Subject to the Plan: Adjustments.

A.   The maximum number of shares of Stock that may be optioned or purchased pursuant to the Plan shall be 1,000,000 shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the
     Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of Options under the Plan.

B.   In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the

     Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding
     Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to Incentive Stock
     Options, such adjustment shall be made in accordance with applicable requirements of the Code.

VII.  Option Grants.

A.   Each Option granted pursuant to this Plan shall be evidenced by an Option
     Agreement, in such form and containing such terms and conditions as the
     Board shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, as applicable:

     1.   Number of Shares. Each Option Agreement shall state the number of shares of Stock to which the Option relates.

     2.   Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified
          Stock Option.

     3.   Option Price. Each Option Agreement shall state the Option price. The
          Option price shall be subject to adjustment as provided in Section 6 hereof. The date as of which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a different grant date is specified in such resolution.

     4.   Method and Time of Payment. Except as otherwise determined by the
          Board in its sole discretion, the Option price shall be paid in full, at the time of exercise, in cash or in shares of Stock having a Fair
          Market Value on the date of exercise equal to such Option price or in a combination of such cash and Stock or, in the sole discretion of the
          Board (i) through a cashless exercise procedure whereby the
          Participant may pay the exercise price by directing that shares otherwise deliverable upon exercise of the Option (valued at the at
          Fair Market Value of such shares as of the date of exercise) be withheld, (ii) through the delivery of an irrevocable written notice instructing the Company to deliver the shares deliverable upon exercise of the Option to a broker selected by the Company, subject to the broker's written guarantee to deliver cash to the Company in the full amount of the exercise price due on the Option exercise or (iii)
          delivery of a promissory note in form specified by the Company. The portion of any Option relating to Stock being withheld in payment of the exercise price shall be deemed surrendered and canceled.

     5.   Term and Exercisability of Options. Each Option shall be exercisable in the manner determined by the Board in its sole discretion and as provided in the Option Agreement; provided, however, that the Board shall have the authority to accelerate

          the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.
          The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Board.
          The exercise period shall be subject to earlier termination as provided in Section 7(f) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered to the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Company receives such notice. Without limiting the generality of any other provision of this Plan, the Board may, in its sole discretion, allow Options granted under the Plan to vest on an accelerated basis.

      6.  Termination. The Board shall have the exclusive authority to determine if, and for how long, and under what conditions the Option may be exercised after termination of a Participant's employment with or service to the Company, including by reason of the Participant's death; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option.

      7.  Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section
          7:

               (i)   Option Price. The Option price shall not be less than one
                     hundred percent (100%) of the Fair Market Value of the
                     shares of Stock covered by the Option on the date of grant of such Incentive Stock Option.

               (ii)  Value of Shares. The aggregate Fair Market Value
                     (determined as of the date the Incentive Stock Option is
                     granted) of the shares of Stock with respect to which
                     Incentive Stock Options granted under this Plan and all
                     other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

               (iii) Ten Percent Stockholder. In the case of an Incentive Stock
                     Option granted to a Ten Percent Stockholder, (x) the Option
                     Price shall not be less than one hundred ten percent (110%)
                     of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the
                     exercise period shall not exceed five (5) years from the
                     date of grant of such Incentive Stock Option.

VIII. General Provisions.

A.    Compliance with Legal Requirements. The Plan and the granting and exercising of Options, and the other obligations of the Company under the
      Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as

      may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

B.    Nontransferability. Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or such Participant's guardian or legal representative.

C.    No Right To Continued Employment. Nothing in the Plan or in any Option or
      any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the
      Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such
      Participant's employment.

D.    Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Each
      Participant shall have the right to pay any or all required withholding taxes by delivering to the Company shares of Stock already owned. The
      Company may authorize the Participant to pay any or all required withholding taxes by directing that shares otherwise deliverable upon exercise of the Option be withheld.

E.    Taxes. Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition. Each Participant shall have the right to pay any or all of such required withholding taxes by delivering to the Company shares of Stock already owned.

F.    Amendment and Termination of the Plan. The Board or any Committee may at
      any time and from time to time alter, amend, suspend, or terminate the
      Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any material rights of any Participant, without such Participant's consent, under any Option theretofore granted under the
      Plan. The power to grant Options under the Plan will automatically terminate ten years after the earlier of the adoption of the Plan by the
      Board or the approval of the Plan by stockholders of the Company. If the
      Plan is terminated, any unexercised Options shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

G.    Participant Rights. No Participant shall have any claim to be granted any
      Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a
      Participant or a transferee of an Option shall have no

      rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate for such shares.

H.    No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

I.    Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

J.    Beneficiary. A Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the
      Participant's estate shall be deemed to be the grantee's beneficiary.